                              COHEN & STEERS
                             ---------------
                              REALTY SHARES


                             QUARTERLY REPORT

                            SEPTEMBER 30, 1998


COHEN & STEERS
REALTY SHARES                                                  First Class Mail
757 THIRD AVENUE                                                 U.S. Postage
NEW YORK, NY 10017                                                   PAID
                                                                  Boston, MA
                                                               Permit No. 56712


-------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

October 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for the quarter and nine months ended September 30, 1998. The net asset value per share at that date was $40.21. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on September 23, 1998 and paid on September 24, 1998.

INVESTMENT REVIEW

     For the quarter ended September 30, 1998, the Fund had a total return of -11.9%, based on income and change in net asset value, compared to the NAREIT Equity REIT Index total return of -10.5%. The Fund's year-to-date return was -17.3% compared to the NAREIT Equity REIT Index total return of -15.0%.

     Never before has the state of real estate finance deteriorated as quickly and dramatically as in the latest three-month period. Whereas at mid-year the equity market was beginning to close to REITs in need of capital, the decline in REIT share prices in the third quarter completely shut off access to equity capital for all publicly traded real estate companies. Despite a sharp rally in mid-September, this year's price decline remains on track to be the worst in REIT history.

     Of greater near-term consequence, however, is the recent shut-down of the real estate debt markets. It is estimated that somewhere between $30 and $40 billion of mortgage loans and commitments have been made by financial institutions to real estate developers and owners. These loans, which are now held on the books of these financial institutions, were expected to be 'securitized' and sold to investors in the form of commercial mortgage backed securities ('CMBS'). The recent widening of yield spreads between U.S. government debt securities and nearly all other debt has left these securities unsold, and in many instances unsalable. The financial institutions holding this paper face substantial losses and, moreover, can no longer make any further loan commitments. Whereas the problems in the equity market primarily affected public companies, the difficulties in the debt market affect the entire real estate industry.

     As a result, the real estate industry is facing a liquidity crisis that is typical for this stage of the economic and real estate cycle. Unlike the end of nearly all other real estate cycles, however, property market conditions are exceptionally good: vacancy rates are low, rents are rising and new construction is sufficient only to meet existing strong demand for space -- hardly the circumstances which should cause investor concern. This has led many in the real estate industry -- both public and private -- to question the wisdom of the financial market mechanism.

     We believe that the absence of demand for both debt and equity real estate securities is a reflection of the market's concern with respect to three issues. First is the future course of the economy. If the weakness in the stock market and strength of the government bond market signal an economic recession, then the resulting decline in demand for space would clearly remove the strongest underpinning of the real estate recovery of the past several years. Second, the dramatic growth of the real estate equity and debt markets over the past several years has raised the specter of potential financial excesses in the real estate markets; simply put, too much money has

------------------------------------------------------------------------------
                                       1

------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

been chasing real estate. And third, the threat of deflationary pressures on the prices of both hard and financial assets is potentially a devastating one for all investors, particularly those in real estate.

     In contrast to the opinions of many, we believe that the capital markets have behaved magnificently with respect to real estate. Cutting off funding of new development before severe over-building could take place, for example, has dramatically improved the probability of a more mild real estate downturn, if there is to be one at all. Similarly, the closing of the debt markets is punishing both those resorting to high leverage as well as their lenders for imprudent financial practices. Finally, the liquidity squeeze has put an end to an upward spiral of property prices which, if allowed to go any further, would have reached an unsustainable high level.

INVESTMENT OUTLOOK

     Although REIT investors have clearly suffered short-term pain, the longer-term outlook has dramatically improved. As we have mentioned in the past, we believe that the valuation level of REITs, by just about every measure, is as attractive as ever. The decline in prices during the third quarter has only improved that valuation picture. It is therefore our contention that much of the fundamental risk facing the industry is already discounted in the currently depressed share prices. Nonetheless, we believe there may still be some market turbulence before year-end due to potential further fallout from the credit crunch, particularly if one or more major financial institutions were to fail or if widespread concern about an economic slowdown turns into fear of a severe recession. In addition, there may be tax-loss selling before year-end that could further depress stock prices. We would view any further weakness in the REIT group, however, as the final phase of a correction that could lead to a period of strong and sustainable earnings growth and stock market performance.

     The conditions described above have vastly broadened the range of high-return opportunities available to the leading public real estate companies. Competition from debt-financed private competitors has been eliminated, while the property portfolios amassed by many of them will soon be available for acquisition either through outright sale or by foreclosure due to mortgages in default. Though not as severe as the conditions that prevailed in the early 1990's, the improved position of many REITs since that period will enable them to experience substantial growth, just as they did then.

     This renewed opportunity set will likely attenuate the widely anticipated slowdown in profits due to the maturing real estate cycle and the narrowing of acquisition opportunities. In the environment that we foresee in the next year, we believe that REITs may reemerge as vehicles that can provide above-average current income and experience accelerating growth. Further, these conditions will enhance the position of REITs as the country's most powerful and efficient real estate owners and managers.

     We suspect that this point of view probably represents a minority opinion. In addition, the industry continues to face several hurdles that could suppress investor enthusiasm. Foremost is the continuous need that REITs have for both equity and debt capital which regularly seems to place an effective ceiling on their share prices. In periods such as this past year, capital became unavailable to REITs not just as a result of a supply-demand imbalance but also because the market perceived that REITs lacked good investment opportunities. We believe that just the

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

opposite may occur in the coming months; if the opportunity set for REITs expands, so will their P/E ratios, and capital availability will no longer be an issue.

     Interestingly, especially at current prices, a slowdown in economic growth may not have a meaningful impact on REIT share prices for three reasons. First, REITs are cheaper today than at any time in the past, including before and during economic recessions. Second, REIT dividends are extremely secure due to the long-term nature of leases that produce earnings, the low pay-out ratios that are prevalent in the industry and the modest use of leverage. Further, economic weakness appears certain to precipitate further interest rate declines and in this environment, REITs will be very attractive to both equity and income-oriented investors alike. And third, worsening economic conditions will further expand the range of acquisition opportunities available to REITs, again, just like in the early 1990's.

     From an investment strategy standpoint, it is important to note that in the environment we foresee, not all REITs will emerge as winners. Unfortunately, there are many companies that used excessive leverage, pursued irrational business plans and failed to adhere to practices that would have enhanced shareholder value. The experience of the past year has served to clearly distinguish companies and managements that are capable of weathering economic storms and exercising financial discipline. These are the biggest potential winners in the real estate industry in the next few years, and they will lead the industry to even greater prominence. These too are the companies that are the focus of our portfolio. In addition, as we have mentioned in the past, this is the reason that we have dramatically reduced the number of holdings in our portfolio.

     Perhaps the biggest hurdle that REITs will have to overcome is that they have performed so poorly recently and have failed to provide the defensive characteristics that have been their hallmark for many years. Their decline, in our opinion, had nothing to do with their intrinsic nature, but had everything to do with the position of the real estate cycle. If we are correct in assuming that we are about to enter a new phase of that cycle, and that there is the prospect of renewed growth, investors will regain confidence in the ability of REITs to provide consistently satisfactory returns going forward.

Sincerely,

                MARTIN COHEN                       ROBERT H. STEERS

                MARTIN COHEN                       ROBERT H. STEERS
                President                          Chairman

   Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily navs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                 NUMBER
                                                                                OF SHARES             VALUE
                                                                                ----------        --------------
EQUITIES                                                           96.20%
     APARTMENT/RESIDENTIAL                                         13.50%
           Apartment Investment & Management Co. -- Class A.............        2,882,500         $  108,814,375
           Archstone Communities Trust..................................        2,602,300             53,021,862
           AvalonBay Communities........................................        2,455,097             83,626,741
           Charles E. Smith Residential Realty..........................          605,900             18,404,212
           Essex Property Trust.........................................        1,244,200             38,570,200
           Irvine Apartment Communities.................................            2,000                 53,750
                                                                                                  --------------
                                                                                                     302,491,140
                                                                                                  --------------

     DIVERSIFIED                                                   10.61%
          *Crescent Operating...........................................          301,200              2,108,400
           LNR Property Corp............................................        2,588,100             49,982,681
           Newhall Land & Farming Company...............................          633,700             14,812,738
          *Reckson Services Industries..................................        1,612,608              3,779,550
           Vornado Realty Trust.........................................        5,037,800            166,877,125
                                                                                                  --------------
                                                                                                     237,560,494
                                                                                                  --------------

     HEALTH CARE                                                    3.16%
           Healthcare Realty Trust......................................          921,400             23,495,700
           Meditrust Corp...............................................        1,405,200             23,976,225
           Nationwide Health Properties.................................        1,041,600             23,436,000
                                                                                                  --------------
                                                                                                      70,907,925
                                                                                                  --------------

     HOTEL                                                          5.54%
           Starwood Hotels & Resorts Trust..............................        4,065,600            124,000,800
                                                                                                  --------------

     INDUSTRIAL                                                     8.53%
          #AMB Property Corp. 144.......................................          388,365              9,222,698
           CenterPoint Properties Corp..................................          780,300             28,285,875
           First Industrial Realty Trust................................        2,552,300             65,083,650
           ProLogis Trust...............................................        3,907,200             88,400,400
                                                                                                  --------------
                                                                                                     190,992,623
                                                                                                  --------------

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                  NUMBER
                                                                                OF SHARES             VALUE
                                                                                ----------        --------------

     OFFICE                                                        22.67%
           Arden Realty Group...........................................        4,309,800         $   96,162,412
           Brandywine Realty Trust......................................          608,800             11,643,300
           Cousins Properties...........................................        1,165,100             32,695,619
           Crescent Real Estate Equities Co.............................        3,914,500             98,841,125
           Equity Office Properties Trust...............................          891,300             21,836,850
           Highwoods Properties.........................................        3,177,700             88,181,175
           Mack-Cali Realty Corp........................................        4,319,100            129,573,000
           SL Green Realty Corp.........................................        1,376,500             28,906,500
                                                                                                  --------------
                                                                                                     507,839,981
                                                                                                  --------------
     OFFICE/INDUSTRIAL                                             11.97%
           Prime Group Realty Trust.....................................        1,865,700             31,250,475
           PS Business Parks............................................        1,034,300             21,203,150
           Reckson Associates Realty Corp...............................        3,359,600             78,950,600
           Spieker Properties...........................................        2,403,700             88,335,975
           TriNet Corporate Realty Trust................................        1,477,500             48,203,438
                                                                                                  --------------
                                                                                                     267,943,638
                                                                                                  --------------
     SELF STORAGE                                                   2.05%
           Public Storage...............................................        1,713,700             45,948,581
                                                                                                  --------------

     SHOPPING CENTER                                               18.17%
        COMMUNITY CENTER                                            7.74%
           Developers Diversified Realty Corp...........................        4,329,300             79,009,725
           Kimco Realty Corp............................................        2,482,000             94,316,000
                                                                                                  --------------
                                                                                                     173,325,725
                                                                                                  --------------

        REGIONAL MALL                                              10.43%
           General Growth Properties....................................        2,244,300             79,953,188
           JP Realty....................................................        1,020,900             22,715,025
           Macerich Co..................................................        2,227,100             59,853,313
           Rouse Co.....................................................        2,455,000             66,131,563
           Simon Property Group.........................................          170,300              5,066,425
                                                                                                  --------------
                                                                                                     233,719,514
                                                                                                  --------------
           TOTAL SHOPPING CENTER...............................                                      407,045,239
                                                                                                  --------------
                TOTAL EQUITIES (Identified
                   cost -- $2,195,929,656).....................                                    2,154,730,421
                                                                                                  --------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                 PRINCIPAL
                                                                                  AMOUNT               VALUE
                                                                                -----------        --------------
COMMERCIAL PAPER                                                    4.11%
           Aluminum Company of America, 5.60%, 10/01/98.................       $11,624,000         $   11,624,000
           Equilon Enterprises LLC, 5.60%, 10/01/98.....................        50,314,000             50,314,000
           TRW, 5.60%, 10/01/98.........................................        30,000,000             30,000,000
                                                                                                   --------------
           TOTAL COMMERCIAL PAPER (Identified cost -- $91,938,000)......                               91,938,000
                                                                                                   --------------
TOTAL INVESTMENTS (Identified cost -- $2,287,867,656)..........   100.31%                           2,246,668,421
LIABILITIES IN EXCESS OF OTHER ASSETS..........................    (0.31)%                             (6,921,313)
                                                                  ------                           --------------
NET ASSETS (Equivalent to $40.21 per share based on 55,696,442
  shares of capital stock outstanding).........................   100.00%                          $2,239,747,108
                                                                  ------                           --------------
                                                                  ------                           --------------

------------

* Non-income producing security.

# As of September 30, 1998, security is restricted and is subject to registration with the Securities and Exchange Commission.



                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                                         TOTAL NET ASSETS                 PER SHARE
                                                                ----------------------------------     ----------------
NET ASSET VALUE:
Beginning of period: 12/31/97................................                      $ 3,432,994,822               $50.18
     Net investment income...................................   $    82,087,567                        $ 1.35
     Net realized and unrealized loss on investments.........      (612,428,510)                        (9.91)
     Distributions from net investment income................       (85,273,667)                        (1.41)
                                                                                                       ------

     Capital stock transactions:
           Sold..............................................       744,046,595
           Distributions reinvested..........................        71,301,711
           Redeemed..........................................    (1,392,981,410)
                                                                ---------------
Net decrease in net asset value..............................                       (1,193,247,714)               (9.97)
                                                                                   ---------------               ------
End of period: 9/30/98.......................................                      $ 2,239,747,108               $40.21
                                                                                   ---------------               ------
                                                                                   ---------------               ------

------------

'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

-------------------------------------------------------------------------------
                                       6

-------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

William Goodwin
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

NASDAQ Symbol: CSRSX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.


                                       7



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as..................................... 'D'